EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 14	, 2010	/s/ Marcia Albright
(signature)

Marcia Albright

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	January 27	, 2010	/s/ Dean Calhoun
(signature)

Dean Calhoun

(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 1	, 2010	/s/ John S. Carton
(signature)

John S. Carton
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 11	, 2010	/s/ H. Kenneth Cole
(signature)

H. Kenneth Cole
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 16	, 2010	/s/ Gary Hart Haberl
(signature)

Gary Hart Haberl
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 14	, 2010	/s/ Nolan E. Hooker
(signature)

Nolan E. Hooker
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 15	, 2010	/s/ Gregory J. Hull
(signature)

Gregory J. Hull
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 3	, 2010	/s/ Thomas E. Kolassa
(signature)

Thomas E. Kolassa
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 12	, 2010	/s/ Donald J. Labrecque
(signature)

Donald J. Labrecque
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	January 28	, 2010	/s/ Brian P. McConnell
(signature)

Brian P. McConnell
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 10	, 2010	/s/ Thomas D. Meyer
(signature)

Thomas D. Meyer
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Southern Michigan Bancorp, Inc., does hereby appoint John H. Castle, Kurt G. Miller, and Danice L. Chartrand, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Southern Michigan Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2009, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 15	, 2010	/s/ Freeman E. Riddle
(signature)

Freeman E. Riddle
(type or print name)